UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2005

NUVEEN INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West Wacker Drive, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 917-7700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 1.01.              Entry into a Material Definitive Agreement.

Underwriting Agreement.

On April 6, 2005, Nuveen Investments, Inc. (the “Company”) entered into an underwriting agreement with The St. Paul Travelers Companies, Inc. (“St. Paul Travelers”), St. Paul Fire and Marine Insurance Company, a wholly-owned subsidiary of St. Paul Travelers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”), as representatives of the several underwriters named therein, in connection with the sale by St. Paul Travelers of 39,309,155 shares of Class A common stock of the Company.  The closing of the sale of shares occurred on April 12, 2005.  The underwriting agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Indemnity Agreements.

On April 6, 2005, the Company entered into an indemnity agreement with St. Paul Travelers, Merrill Lynch International (an affiliate of Merrill Lynch), Merrill Lynch & Co., Inc., Merrill Lynch and Morgan Stanley.  In addition, on April 6, 2005, the Company entered into an indemnity agreement with St. Paul Travelers, Morgan Stanley & Co. International Limited (an affiliate of Morgan Stanley & Co.), Morgan Stanley, Morgan Stanley & Co. and Merrill Lynch.  These indemnity agreements were entered into by the parties in connection with the offerings by Merrill Lynch & Co., Inc. and Morgan Stanley of their respective debt securities mandatorily exchangeable for shares of Class A common stock of the Company (or the cash value thereof) and provide for indemnification by and among certain of the parties including the Company with respect to certain liabilities, including liabilities under the Securities Act of 1933.  These indemnity agreements also contain certain representations, warranties and covenants of the Company and St. Paul Travelers in relation to the offerings of the mandatorily exchangeable debt securities by Merrill Lynch & Co., Inc. and Morgan Stanley and include the agreements by St. Paul Travelers to pay the underwriters of the mandatorily exchangeable debt securities $8,251,800 in relation to each of the two offerings of mandatorily exchangeable debt securities.

The indemnity agreements are attached hereto as Exhibits 10.2 and 10.3 and are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)  Exhibits

10.1     Underwriting Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., St. Paul Fire and Marine Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and the other several underwriters named therein, as underwriters.

10.2     Indemnity Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Merrill Lynch International Limited.

10.3     Indemnity Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., Morgan Stanley, Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. International Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN INVESTMENTS, INC.

Date: April 12, 2005	By:	/s/ Alan G. Berkshire
Name: Alan G. Berkshire
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1

Underwriting Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., St. Paul Fire and Marine Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and the other several underwriters named therein, as underwriters.

10.2

Indemnity Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Merrill Lynch International Limited.

10.3

Indemnity Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., Morgan Stanley, Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. International Limited.